UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)    June 27, 2005

                           THE BOMBAY COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)




                                 Delaware
                (State or Other Jurisdiction of Incorporation)

             1-7832                                     75-1475223
(Commission File Number)                   (I.R.S. Employer Identification No.)

    550 Bailey Avenue, Fort Worth, Texas                        76107
  (Address of Principal Executive Offices)                    (Zip Code)

                               (817) 347-8200
          Registrant's Telephone Number, Including Area Code


      (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))




Section 1 - Registrant's Business and Operations

Item 1.01  Entry Into a Definitive Material Contract

On June 27, 2005, the Compensation and Human Resources Committee of the Board of Directors of The Bombay Company, Inc. (the "Company") approved, pursuant to the Company's Executive Management Incentive Compensation Plan, an executive incentive bonus program for the fiscal year ending January 29, 2006, (the " 2005 Program"), providing for performance-based short-term incentive awards for the Registrant's executive officers, conditioned on the achievement of specified performance goals for the fiscal year.

Eligible participants under the 2005 Program are (i) James D. Carreker, Chief Executive Officer of the Company, (ii) Brian N. Priddy, Executive Vice President-Operations, (iii) Steven C. Woodward, Executive Vice President and General Merchandise Manager, (iv) Elaine D. Crowley, Senior Vice President, Chief Financial Officer and Treasurer, (v) Donald V. Roach, Senior Vice President, (vi) Lucretia L. Doblado, Senior Vice President, (vii) James D. Johnson, Vice President, and (viii) Michael J. Veitenheimer, Vice President.

Under the 2005 Program, each participant is eligible to receive a cash bonus, based upon a percentage of such participant's annual salary. The bonuses are based upon (i) the Company achieving certain economic performance targets in fiscal 2005 relating to adjusted prebonus, pretax income, subject to certification based upon the results of the Company's audit for the fiscal year, and to adjustment by the Compensation and Human Resources Committee for extraordinary items, if any; and (ii) the individual executive officer's achieving individual performance goals related to his or her operational or
functional responsibilities.   Bonuses are not capped and performance above
performance target levels result in escalating bonus payments according to a predetermined formula. Bonus payments are to be distributed as soon as possible following the close of the fiscal year and the public release of year-end results.

As supported by the Securities and Exchange Commission's Frequently Asked Questions dated November 23, 2004 (Question 13) and consistent with the treatment of similar information under Instruction 2 to Item 4029k) of Regulation S-K, the Registrant has excluded information relating to target levels with respect to specific quantitative or qualitative performance-related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Registrant.






                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)



Date:  July 5, 2005                     /S/ ELAINE D. CROWLEY
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer